Exhibit 10.11.2

FIRST AMENDMENT TO
PREMIERWEST BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT
(SERP)

          This First Amendment dated April 24, 2008 (this “Amendment”), amends the Supplemental Executive Retirement Plan Agreement (SERP) by and between PremierWest Bancorp (“Bancorp”), PremierWest Bank (“Bank”, and together with Bancorp, “Company”) and Tom Anderson (the “Executive”) dated December 13, 2007 (the “Agreement”).

RECITALS

A.         The parties discovered a typographical error in the Agreement related to the timing of commencement of Early Retirement payments.

B.          The parties desire to correct the error and amend the Agreement to conform to the initial understanding of the parties.

AGREEMENT

1.           Section 2.2.2 is amended in its entirety to read:

                              “2.2.2 Payment of Benefit. The payment of the benefits under this Section shall begin on the later of: (i) six months after Termination of Employment or (ii) Normal
               Retirement Date. The Bank shall pay the annual benefit to the Executive in 12 equal monthly installments on the first day of each month for a period of 15 years and, if clause
               2.2(i) applies, with six monthly payments accumulated and paid on the commencement date and one payment made each month thereafter for 14 years and six months. The monthly payments made hereunder shall be considered a series of separate payments for purposes of Code § 409A.”

2.           Except as specifically amended herein, the Agreement shall remain in full force and effect.
              Terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

              IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Executive:	Bancorp: PremierWest Bancorp

______________________________	By:____________________________________
Tom Anderson	___________________________________

Bank: PremierWest Bank

By:____________________________________
_______________________________